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                                                                   EXHIBIT 10.11

                                  AMENDMENT TWO
                                     TO THE
                              EMPLOYMENT AGREEMENT

         THIS AMENDMENT TWO, dated May 1, 2003, to the Employment Agreement dated September 1, 1999, as amended May 1, 2001 (the "Agreement") between World Airways, Inc., a Delaware corporation ("World" or the "Company"), and Randy Martinez ("Martinez").

         WHEREAS, the Agreement has a provision governing the rights and remedies of the parties in the event of a Change of Control of the Company that has always been intended to allow Martinez to terminate the Agreement, at his election, in the event of a Change of Control; and

         WHEREAS, that intent may not be clearly articulated in the current language of the Agreement; and

         WHEREAS, the Board of Directors has resolved that it is in the best interests of the Company to amend the Agreement to clarify the intent.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby amend the Agreement as follows:

    1. By inserting the following words and punctuation immediately following the provision of Paragraph 5(e)(vii): "or, with or without Martinez's consent," and

    2. By inserting the words "or Change of Control" in Paragraph 5(e)(viii) after the words "liquidation or dissolution" and before the words "of World prior to the end of this Agreement."

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Two as of the date and year first above written.

                                                        WORLD AIRWAYS, INC.

                                                        By: /s/ Hollis L. Harris
                                                            --------------------
                                                            Hollis L. Harris
                                                            Chairman and CEO

                                                            /s/ Randy Martinez
                                                            --------------------
                                                            Randy Martinez